United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2005

Integrated Healthcare Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)
Nevada	0-23511	87-0412182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 N. Tustin Avenue, Santa Ana, California 92705
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 953-3503

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of Integrated Healthcare Holdings, Inc. (the “Company”) has approved an amendment and restatement of the Company’s Bylaws. A copy of the Amended and Restated Bylaws of the Company are attached to this Report as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Integrated Healthcare Holdings, Inc., dated October 20, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Healthcare Holdings, Inc.

By:	/s/ Larry Anderson
Name: Larry Anderson
Title: President and Secretary

Date: October 26, 2005

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